EXHIBIT 23(Q)(1)

                                POWER OF ATTORNEY

                         SELECTED AMERICAN SHARES, INC.
                   (1933 Act No. 2-10699, 1940 Act No. 811-51)
                          SELECTED SPECIAL SHARES, INC.
                  (1933 Act No. 2-27514, 1940 Act No. 811-1550)
                                       AND
                       SELECTED CAPITAL PRESERVATION TRUST
                 (1933 Act No. 33-15807, 1940 Act No. 811-5240)

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Arthur Don, Kenneth Eich and Thomas Tays, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

REGISTRANTS:
------------
SELECTED AMERICAN SHARES, INC.
SELECTED SPECIAL SHARES, INC.
SELECTED CAPITAL PRESERVATION TRUST

BY:                                               DATE:     October 27, 2001
   -----------------------------------                 ------------------------
   James J. McMonagle
   Chairman of the Board of Directors

OFFICERS
(OF EACH REGISTRANT):

                                                  DATE:     October 27, 2001
--------------------------------------                 -------------------------
Christopher C. Davis
Chief Executive Officer and/or President of each Registrant

                                                  DATE:     October 27, 2001
--------------------------------------                 -------------------------
Sharra L. Reed
Treasurer, Chief Financial Officer and
Chief Accounting Officer of each Registrant

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DIRECTORS
(OF EACH REGISTRANT):

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
William P. Barr

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Floyd A. Brown

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Andrew A. Davis

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Christopher C. Davis

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Jerome E. Hass

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Katherine L. MacWilliams

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
James J. McMonagle

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Richard O'Brien

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Larry Robinson

                                            Date:    October 27, 2001
------------------------------                   -----------------------------
Marsha Williams


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